LIQUIDITY AND CAPITAL RESOURCES	12 Months Ended
Dec. 31, 2022
LIQUIDITY AND CAPITAL RESOURCES
LIQUIDITY AND CAPITAL RESOURCES

2. LIQUIDITY AND CAPITAL RESOURCES

The Group’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations. As of December 31, 2022, the Group’s consolidated net working capital was RMB 27,026. The Group’s consolidated net assets were RMB 54,259 as of December 31, 2022.

The Group’s principal sources of liquidity have been cash provided by operating activities, financing activities and investing activities. The Group had net cash used in operating activities from continuing operations of RMB 38,944, RMB 20,181 and RMB 31,927 for the years ended December 31, 2022, 2021 and 2020, respectively. As of December 31, 2022, the Group had RMB 22,819 in unrestricted cash and cash equivalents. Since the beginning of 2023, the Group has received $2.0 million in proceeds from completed private placement and $2.0 million in consideration from disposal of Ambow China, and the remaining balance of $4.0 million is scheduled to be received in September 2023 according to the purchase agreement. The Group is currently focusing on cost control to enhance operational efficiency by reducing leasing and labor costs.

The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to achieve a net income position for the foreseeable future. If management is not able to increase revenues and/or manage cost and operating expenses, the Group may not be able to achieve profitability.

The Group believes that available cash and cash equivalents, cash provided by operating activities, together with cash available, should enable the Group to meet presently anticipated cash needs for at least the next 12 months after the date that the financial statements are issued and the Group has prepared the consolidated financial statements on a going concern basis. However, the Group continues to have ongoing obligations and it expects that it will require additional capital in order to execute its longer-term business plan. If the Group encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, initiating additional public offerings, obtaining credit facilities, streamlining business units, controlling rental, overhead and other operating expenses and seeking to further dispose non-cash generating units. Management cannot provide any assurance that the Group will raise additional capital if needed.

Risks and Uncertainties

On January 19, 2023, The New England Commission of Higher Education (“NECHE”) has informed Bay State College of its intention to withdraw Bay State College’s accreditation as of August 31, 2023. The determination was based on NECHE’s opinion that the College could not come into compliance with Institutional Resources (Accreditation Standard 7) within three years. The decision has no bearing on the quality of the Bay State College’s educational program or outcomes. On March 20, 2023, the appeal panel of NECHE has affirmed NECHE’s decision to withdrawal. Without NECHE accreditation, Bay State College will not be able to disburse Title IV funding to its students for classes after August 2023, and will not be able to disburse VA funding to its students for classes after Spring semester ends. Title IV is a section of the Higher Education Act of 1965 that provides federal financial aid to students pursuing higher education. Title IV aid includes grants, loans, and work-study programs. VA funding is financial assistance provided by the U.S. Department of Veterans Affairs (VA) to support eligible military veterans and their families with education and training.